UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-7396

Western Asset Managed High Income Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, New York, NY		10018
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-888-777-0102

Date of fiscal year end:	February 29

Date of reporting period:	November 30, 2011

ITEM 1.                  SCHEDULE OF INVESTMENTS

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

FORM N-Q

NOVEMBER 30, 2011

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

Schedule of investments (unaudited)

November 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
CORPORATE BONDS & NOTES — 86.3%
CONSUMER DISCRETIONARY — 18.1%
Auto Components — 0.1%
Hertz Holdings Netherlands BV, Senior Secured Bonds	8.500%	7/31/15	170,000	EUR	$229,571	(a)
Automobiles — 0.8%
Escrow GCB General Motors	7.200%	1/15/11	760,000		12,350	(b)(c)
Escrow GCB General Motors	7.125%	7/15/13	1,325,000		21,531	(c)
Escrow GCB General Motors	8.375%	7/15/33	1,880,000		30,550	(c)
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	955,000		1,169,407
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	540,000		631,039
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	290,000		292,900	(a)
Total Automobiles					2,157,777
Diversified Consumer Services — 0.7%
Service Corp. International, Senior Notes	7.500%	4/1/27	745,000		717,062
Sotheby’s, Senior Notes	7.750%	6/15/15	930,000		976,500
Stonemor Operating LLC/Cornerstone Family Services of WV/Osiris Holding, Senior Notes	10.250%	12/1/17	215,000		208,819
Total Diversified Consumer Services					1,902,381
Hotels, Restaurants & Leisure — 6.9%
Boyd Gaming Corp., Senior Subordinated Notes	7.125%	2/1/16	410,000		352,600
Caesars Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	1,859,000		1,189,760
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	10.000%	12/15/15	400,000		335,000
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	729,000		761,805
CityCenter Holdings LLC/CityCenter Finance Corp., Senior Secured Notes	10.750%	1/15/17	1,319,479		1,255,566	(a)(d)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	720,000		684,000	(a)
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	1,500,000		1,290,000	(a)
Fiesta Restaurant Group, Secured Notes	8.875%	8/15/16	400,000		394,000	(a)
Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp.	11.000%	6/15/15	270,000		169	(a)(c)
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	630,000		579,600	(a)
Inn of the Mountain Gods Resort & Casino, Senior Secured Notes	8.750%	11/30/20	652,000		629,180	(a)
Landry’s Acquisition Co., Secured Notes	11.625%	12/1/15	150,000		153,750	(a)
Landry’s Holdings Inc., Senior Secured Notes	11.500%	6/1/14	700,000		679,000	(a)
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	695,000		728,013
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	200,000		209,500	(a)
MGM Resorts International, Senior Notes	5.875%	2/27/14	840,000		810,600
MGM Resorts International, Senior Notes	6.625%	7/15/15	480,000		456,000
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	90,000		101,250
Mohegan Tribal Gaming Authority, Senior Secured Notes	11.500%	11/1/17	450,000		420,750	(a)
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	8.000%	4/1/12	1,890,000		1,237,950
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	1,410,000		1,494,600
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	1,120,000		1,299,200
Pinnacle Entertainment Inc., Senior Notes	8.625%	8/1/17	560,000		590,800
Pinnacle Entertainment Inc., Senior Subordinated Notes	7.500%	6/15/15	60,000		58,500
Pinnacle Entertainment Inc., Senior Subordinated Notes	8.750%	5/15/20	140,000		136,500
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	820,000		841,525	(a)
Snoqualmie Entertainment Authority, Senior Secured Notes	4.179%	2/1/14	545,000		493,225	(a)(f)
Snoqualmie Entertainment Authority, Senior Secured Notes	9.125%	2/1/15	215,000		208,550	(a)

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

November 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Hotels, Restaurants & Leisure — continued
Station Casinos Inc., Senior Subordinated Notes	6.625%	3/15/18	40,000		$0	(c)(e)(g)(i)
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., Secured Notes	8.625%	4/15/16	781,000		806,382	(a)
Total Hotels, Restaurants & Leisure					18,197,775
Household Durables — 0.2%
Standard Pacific Corp., Senior Notes	8.375%	1/15/21	630,000		584,325
Internet & Catalog Retail — 0.8%
Netflix Inc., Senior Notes	8.500%	11/15/17	810,000		818,100
QVC Inc., Senior Secured Notes	7.375%	10/15/20	1,205,000		1,286,338	(a)
Total Internet & Catalog Retail					2,104,438
Media — 5.0%
Cablevision Systems Corp., Senior Notes	8.000%	4/15/20	270,000		275,400
CCH II LLC/CCH II Capital Corp., Senior Notes	13.500%	11/30/16	301,825		349,362
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.875%	4/30/18	550,000		572,688
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	1,720,000		1,823,200
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	2,800,000		2,044,000	(a)
Cengage Learning Acquisitions Inc., Senior Subordinated Notes	13.250%	7/15/15	410,000		274,700	(a)
Charter Communications Inc., Senior Notes	6.500%	4/30/21	140,000		135,625
DISH DBS Corp., Senior Notes	6.625%	10/1/14	60,000		62,475
DISH DBS Corp., Senior Notes	7.875%	9/1/19	700,000		745,500
DISH DBS Corp., Senior Notes	6.750%	6/1/21	490,000		480,200
Entercom Radio LLC, Senior Notes	10.500%	12/1/19	770,000		754,600	(a)
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	820,000		795,400
Kabel BW Erste Beteiligungs GmbH/Kabel Baden-Wurttemberg GmbH & Co. KG, Senior Secured Notes	7.500%	3/15/19	260,000		261,300	(a)
LBI Media Inc., Senior Secured Notes	9.250%	4/15/19	780,000		694,200	(a)
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	11.500%	5/1/16	280,000		320,600
Univision Communications Inc., Senior Notes	8.500%	5/15/21	330,000		273,900	(a)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	720,000		671,400	(a)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	710,000		674,500	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	410,000		424,350	(a)
UPCB Finance II Ltd., Senior Notes	6.375%	7/1/20	1,250,000	EUR	1,536,856	(a)
Total Media					13,170,256
Multiline Retail — 0.4%
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	1,085,000		998,200
Specialty Retail — 2.4%
American Greetings Corp., Senior Notes	7.375%	6/1/16	205,000		214,184
American Greetings Corp., Senior Notes	7.375%	12/1/21	1,010,000		1,026,412
Edcon Proprietary Ltd., Senior Secured Notes	9.500%	3/1/18	1,190,000		934,150	(a)
Gymboree Corp., Senior Notes	9.125%	12/1/18	1,280,000		1,062,400
Michaels Stores Inc., Senior Subordinated Bonds	11.375%	11/1/16	670,000		706,850
Michaels Stores Inc., Senior Subordinated Notes, step bond	13.000%	11/1/16	1,830,000		1,948,950
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	500,000		483,750	(a)
Total Specialty Retail					6,376,696
Textiles, Apparel & Luxury Goods — 0.8%
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	360,000		334,800	(a)
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	1,565,000		1,721,500
Total Textiles, Apparel & Luxury Goods					2,056,300
TOTAL CONSUMER DISCRETIONARY					47,777,719

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

November 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
CONSUMER STAPLES — 1.7%
Food Products — 1.2%
Blue Merger Sub Inc., Senior Notes	7.625%	2/15/19	1,440,000	$1,296,000	(a)
Harmony Foods Corp., Senior Secured Notes	10.000%	5/1/16	350,000	337,750	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	1,810,000	1,420,850	(a)
Smithfield Foods Inc., Senior Secured Notes	10.000%	7/15/14	138,000	158,700
Total Food Products				3,213,300
Household Products — 0.1%
Reynolds Group DL Escrow Inc./Reynolds Group Escrow LLC, Senior Secured Notes	8.750%	10/15/16	100,000	103,750	(a)
Tobacco — 0.4%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	1,290,000	1,144,875
TOTAL CONSUMER STAPLES				4,461,925
ENERGY — 13.0%
Energy Equipment & Services — 2.9%
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	690,000	721,050
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	1,380,000	1,331,700	(a)
Parker Drilling Co., Senior Notes	9.125%	4/1/18	900,000	945,000
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	380,000	380,000	(a)
Pioneer Drilling Co., Senior Notes	9.875%	3/15/18	490,000	507,763	(a)
Precision Drilling Corp., Senior Notes	6.625%	11/15/20	220,000	222,200
SESI LLC, Senior Notes	7.125%	12/15/21	1,200,000	1,224,000	(a)
Vantage Drilling Co., Senior Secured Notes	11.500%	8/1/15	2,160,000	2,327,400
Total Energy Equipment & Services				7,659,113
Oil, Gas & Consumable Fuels — 10.1%
Berry Petroleum Co., Senior Notes	10.250%	6/1/14	700,000	794,500
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	600,000	579,000	(a)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	200,000	191,000	(a)
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	745,000	812,050
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	1,404,000	1,460,160
Compagnie Generale de Geophysique-Veritas, Senior Notes	9.500%	5/15/16	270,000	290,250
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.750%	5/15/17	200,000	200,000
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	860,000	928,800
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	1,848,234	1,478,587	(a)(d)(e)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	220,000	235,400
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	680,000	785,400
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	830,000	863,200
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	840,000	887,051	(f)
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	410,000	424,361	(f)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	1,290,000	1,199,700
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	710,000	721,538	(a)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	40,000	41,000
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	920,000	657,800	(a)
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	1,735,000	1,240,525
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	310,000	333,250
Petroplus Finance Ltd., Senior Notes	6.750%	5/1/14	670,000	472,350	(a)
Petroplus Finance Ltd., Senior Notes	7.000%	5/1/17	470,000	284,350	(a)
Plains Exploration & Production Co., Senior Notes	10.000%	3/1/16	685,000	777,475
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	725,000	793,875
PT Adaro Indonesia, Senior Notes	7.625%	10/22/19	250,000	266,250	(a)
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	1,375,000	1,553,750
Quicksilver Resources Inc., Senior Notes	9.125%	8/15/19	480,000	505,800
Range Resources Corp., Senior Subordinated Notes	8.000%	5/15/19	170,000	189,550

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

November 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Oil, Gas & Consumable Fuels — continued
SandRidge Energy Inc., Senior Notes	7.500%	3/15/21	280,000		$257,600
Saratoga Resources Inc., Senior Secured Notes	12.500%	7/1/16	700,000		700,000
Teekay Corp., Senior Notes	8.500%	1/15/20	1,390,000		1,330,925
Tennessee Gas Pipeline Co., Senior Notes	8.000%	2/1/16	645,000		758,058
Tennessee Gas Pipeline Co., Senior Notes	8.375%	6/15/32	1,960,000		2,449,851
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	918,000		1,020,127	(a)
Whiting Petroleum Corp., Senior Subordinated Notes	6.500%	10/1/18	330,000		343,200
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	810,000		698,625	(a)
Total Oil, Gas & Consumable Fuels					26,525,358
TOTAL ENERGY					34,184,471
FINANCIALS — 6.1%
Capital Markets — 0.2%
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	670,000		597,828
Commercial Banks — 1.1%
BankAmerica Institutional Capital A, Junior Subordinated Bonds	8.070%	12/31/26	310,000		286,750	(a)
BankAmerica Institutional Capital B, Junior Subordinated Bonds	7.700%	12/31/26	200,000		182,500	(a)
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/16	988,739		979,593
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/17	480,000		475,800
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	510,000		372,300	(a)(f)(h)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	170,000		197,294	(a)(f)(h)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	480,000		319,200	(f)(h)
Total Commercial Banks					2,813,437
Consumer Finance — 1.1%
Ally Financial Inc., Senior Bonds	0.000%	12/1/12	1,160,000		1,084,600
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	460,000	EUR	584,106
SLM Corp., Medium-Term Notes	8.000%	3/25/20	570,000		558,600
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	570,000		568,982
Total Consumer Finance					2,796,288
Diversified Financial Services — 3.0%
Bank of America Corp., Senior Notes	6.500%	8/1/16	280,000		270,947
Bankrate Inc., Senior Secured Notes	11.750%	7/15/15	692,000		786,285
Capital One Capital V, Junior Subordinated Notes, Cumulative Trust Preferred Securities	10.250%	8/15/39	680,000		709,750
Countrywide Capital III, Junior Subordinated Notes	8.050%	6/15/27	180,000		168,750
International Lease Finance Corp., Medium-Term Notes, Senior Notes	5.625%	9/20/13	1,010,000		978,438
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	2,520,000		2,564,100
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	1,815,000		1,810,462
MBNA Capital A, Junior Subordinated Notes	8.278%	12/1/26	840,000		786,450
Total Diversified Financial Services					8,075,182
Insurance — 0.7%
American International Group Inc., Senior Notes	8.250%	8/15/18	890,000		953,901
Dai-ichi Life Insurance Co., Ltd., Subordinated Notes	7.250%	7/25/21	330,000		332,474	(a)(f)(h)
ING Capital Funding Trust III, Junior Subordinated Bonds	3.969%	3/31/12	250,000		179,505	(f)(h)
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	360,000		369,000	(a)
Total Insurance					1,834,880
TOTAL FINANCIALS					16,117,615
HEALTH CARE — 6.3%
Health Care Equipment & Supplies — 0.3%
Biomet Inc., Senior Notes	10.000%	10/15/17	130,000		140,725
Biomet Inc., Senior Toggle Notes	10.375%	10/15/17	535,000		576,463	(d)
Total Health Care Equipment & Supplies					717,188
Health Care Providers & Services — 5.9%
Acadia Healthcare, Senior Notes	12.875%	11/1/18	440,000		435,600	(a)

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

November 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Health Care Providers & Services — continued
American Renal Associates Holdings Inc., Senior Notes	10.250%	3/1/16	904,397	$883,483
American Renal Holdings, Senior Secured Notes	8.375%	5/15/18	690,000	714,150
AMERIGROUP Corp., Senior Notes	7.500%	11/15/19	530,000	545,900
Community Health Systems Inc., Senior Notes	8.000%	11/15/19	1,180,000	1,147,550	(a)
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	2,585,000	2,475,137
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	510,000	457,725	(a)
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.875%	7/15/17	1,170,000	1,246,050
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	340,000	379,950	(a)
HCA Inc., Debentures	7.500%	11/15/95	2,345,000	1,782,200
HCA Inc., Notes	7.690%	6/15/25	490,000	441,000
HCA Inc., Senior Secured Notes	7.875%	2/15/20	720,000	761,400
INC Research LLC, Senior Notes	11.500%	7/15/19	390,000	352,950	(a)
InVentiv Health Inc., Senior Notes	10.000%	8/15/18	800,000	762,000	(a)
Tenet Healthcare Corp., Senior Secured Notes	10.000%	5/1/18	717,000	810,210
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	520,000	569,400
Universal Hospital Services Inc., Senior Secured Notes	8.500%	6/1/15	1,190,000	1,204,875	(d)
US Oncology Inc.	9.125%	8/15/17	615,000	9,225	(c)
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	620,000	592,100
Total Health Care Providers & Services				15,570,905
Pharmaceuticals — 0.1%
Giant Funding Corp., Senior Secured Notes	8.250%	2/1/18	420,000	434,700	(a)
TOTAL HEALTH CARE				16,722,793
INDUSTRIALS — 14.7%
Aerospace & Defense — 2.3%
Ducommun Inc., Senior Notes	9.750%	7/15/18	530,000	548,550	(a)
FGI Operating Co. Inc., Senior Secured Notes	10.250%	8/1/15	1,075,000	1,128,750
Huntington Ingalls Industries Inc., Senior Notes	6.875%	3/15/18	540,000	531,900	(a)
Huntington Ingalls Industries Inc., Senior Notes	7.125%	3/15/21	380,000	374,300	(a)
Kratos Defense & Security Solutions Inc., Senior Notes	10.000%	6/1/17	100,000	101,250	(a)
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	1,240,000	1,255,500
Triumph Group Inc., Senior Notes	8.625%	7/15/18	480,000	525,600
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	1,605,000	1,552,838	(a)
Total Aerospace & Defense				6,018,688
Airlines — 2.0%
American Airlines Pass-Through Trust, Secured Notes	7.000%	1/31/18	427,161	328,914	(a)
Continental Airlines Inc., Pass-Through Certificates	7.373%	12/15/15	63,822	62,303
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	96,396	99,288
Continental Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	787,737	768,044
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	2,345,000	2,450,525	(a)
Delta Air Lines, Secured Notes	6.375%	1/2/16	80,000	72,800	(a)
Delta Air Lines Inc., Pass-Through Certificates	8.954%	8/10/14	35,077	34,376
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	329,840	314,998
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	264,384	280,247
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	359,000	367,975	(a)
United Air Lines Inc., Senior Secured Notes	9.875%	8/1/13	369,000	379,147	(a)
Total Airlines				5,158,617
Building Products — 0.8%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, step bond	0.000%	6/30/15	395,200	272,688	(a)(i)
Building Materials Corp. of America, Senior Notes	6.875%	8/15/18	240,000	242,400	(a)
Building Materials Corp. of America, Senior Notes	6.750%	5/1/21	1,040,000	1,037,400	(a)

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

November 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Building Products — continued
Shea Homes LP, Senior Secured Notes	8.625%	5/15/19	540,000	$495,450	(a)
Total Building Products				2,047,938
Commercial Services & Supplies — 1.6%
Altegrity Inc., Senior Subordinated Notes	10.500%	11/1/15	120,000	112,200	(a)
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	1,570,000	1,467,950	(a)
American Reprographics Co., Senior Notes	10.500%	12/15/16	910,000	823,550
Geo Group Inc., Senior Notes	7.750%	10/15/17	980,000	1,036,350
JM Huber Corp., Senior Notes	9.875%	11/1/19	470,000	474,700	(a)
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	440,000	420,200
Total Commercial Services & Supplies				4,334,950
Construction & Engineering — 0.3%
Abengoa Finance SAU, Senior Notes	8.875%	11/1/17	800,000	768,000	(a)
Electrical Equipment — 0.3%
NES Rentals Holdings Inc., Senior Secured Notes	12.250%	4/15/15	980,000	842,800	(a)
Industrial Conglomerates — 0.3%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	850,000	901,000
Machinery — 0.5%
Dematic SA, Senior Secured Notes	8.750%	5/1/16	1,240,000	1,209,000	(a)
Marine — 1.0%
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	530,000	500,850	(a)
Horizon Lines LLC, Senior Secured Notes	13.000%	10/15/16	710,000	670,950	(a)(d)(e)
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	1,630,000	1,246,950
Navios Maritime Holdings Inc./Navios Maritime Finance II U.S. Inc., Senior Notes	8.125%	2/15/19	450,000	348,750
Total Marine				2,767,500
Road & Rail — 3.9%
AE Escrow Corp., Senior Notes	9.750%	3/15/20	540,000	542,700	(a)
Avis Budget Car Rental LLC/Avis Budget Finance Inc., Senior Notes	9.625%	3/15/18	250,000	253,125
Florida East Coast Holdings Corp., Senior Notes	11.250%	8/1/17	2,016,937	1,612,920	(d)
Florida East Coast Railway Corp., Senior Secured Notes	8.125%	2/1/17	520,000	520,650
Jack Cooper Holdings Corp., Senior Secured Notes	13.250%	12/15/15	1,328,000	1,301,440	(a)(e)
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	571,000	665,215
Kansas City Southern de Mexico, Senior Notes	8.000%	2/1/18	2,030,000	2,233,000
Kansas City Southern Railway, Senior Notes	13.000%	12/15/13	136,000	154,360
Kansas City Southern Railway, Senior Notes	8.000%	6/1/15	140,000	149,625
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	1,620,000	1,632,150
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	1,138,000	1,246,110
Total Road & Rail				10,311,295
Trading Companies & Distributors — 0.3%
H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	835,000	851,700
Transportation — 1.3%
CMA CGM, Senior Notes	8.500%	4/15/17	1,620,000	575,100	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	1,600,000	1,048,000	(a)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	1,880,000	1,741,350	(a)
Total Transportation				3,364,450
Transportation Infrastructure — 0.1%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	320,000	305,600	(a)
TOTAL INDUSTRIALS				38,881,538
INFORMATION TECHNOLOGY — 2.8%
Electronic Equipment, Instruments & Components — 0.7%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	1,830,000	1,999,275	(a)
IT Services — 1.1%
First Data Corp., Senior Notes	10.550%	9/24/15	2,698,178	2,420,347	(d)

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

November 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
IT Services — continued
First Data Corp., Senior Notes	12.625%	1/15/21	270,000		$224,100	(a)
First Data Corp., Senior Secured Notes	7.375%	6/15/19	70,000		66,150	(a)
Sterling Merger Inc., Senior Notes	11.000%	10/1/19	170,000		164,475	(a)
Total IT Services					2,875,072
Semiconductors & Semiconductor Equipment — 1.0%
CDW LLC/CDW Finance Corp., Senior Notes	11.000%	10/12/15	430,000		432,150
CDW LLC/CDW Finance Corp., Senior Notes	11.500%	10/12/15	360,000		361,800	(d)
Freescale Semiconductor Inc., Senior Secured Notes	9.250%	4/15/18	400,000		419,000	(a)
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	1,260,000		1,316,700
Total Semiconductors & Semiconductor Equipment					2,529,650
TOTAL INFORMATION TECHNOLOGY					7,403,997
MATERIALS — 8.9%
Chemicals — 1.6%
Georgia Gulf Corp., Senior Secured Notes	9.000%	1/15/17	735,000		764,400	(a)
Ineos Finance PLC, Senior Secured Notes	9.000%	5/15/15	700,000		708,750	(a)
Kerling PLC, Senior Secured Notes	10.625%	1/28/17	582,000	EUR	684,279	(a)
Lyondell Chemical Co., Senior Secured Notes	8.000%	11/1/17	282,000		307,380
Lyondell Chemical Co., Senior Secured Notes	11.000%	5/1/18	414,252		448,428
Solutia Inc., Senior Notes	8.750%	11/1/17	585,000		634,725
Solutia Inc., Senior Notes	7.875%	3/15/20	740,000		791,800
Total Chemicals					4,339,762
Containers & Packaging — 3.0%
ARD Finance SA, Senior Secured Notes	11.125%	6/1/18	270,000		222,847	(a)(d)
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	1,060,000		1,054,700	(a)
Ardagh Packaging Finance PLC, Senior Secured Notes	7.375%	10/15/17	340,000	EUR	441,439	(a)
Berry Plastics Corp., Secured Notes	9.750%	1/15/21	300,000		288,000
Berry Plastics Corp., Senior Secured Notes	9.500%	5/15/18	540,000		519,075
Longview Fibre Paper & Packaging Inc., Senior Secured Notes	8.000%	6/1/16	680,000		686,800	(a)
Pretium Packaging LLC/Pretium Finance Inc., Senior Secured Notes	11.500%	4/1/16	1,260,000		1,253,700	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Notes	9.250%	5/15/18	670,000		613,050	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Notes	9.875%	8/15/19	510,000		469,200	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Notes	8.250%	2/15/21	970,000		829,350	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Secured Notes	6.875%	2/15/21	200,000		192,000	(a)
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	1,380,000		1,383,450	(a)
Total Containers & Packaging					7,953,611
Metals & Mining — 2.7%
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	170,000		165,325	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	1,550,000		1,528,687	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	2,060,000		1,493,500	(a)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	720,000		644,400	(a)
Novelis Inc., Senior Notes	8.750%	12/15/20	1,240,000		1,314,400
Optima Specialty Steel Inc., Senior Secured Notes	12.500%	12/15/16	630,000		604,800	(a)
Ryerson Holding Corp., Senior Secured Notes	0.000%	2/1/15	1,720,000		748,200
Ryerson Inc., Senior Secured Notes	12.000%	11/1/15	20,000		20,150
Tempel Steel Co., Senior Secured Notes	12.000%	8/15/16	520,000		491,400	(a)
Total Metals & Mining					7,010,862
Paper & Forest Products — 1.6%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	2,072,000		1,875,160
PE Paper Escrow GmbH, Senior Secured Notes	12.000%	8/1/14	340,000		363,800	(a)
Sappi Papier Holding GmbH, Senior Secured Notes	6.625%	4/15/21	360,000		311,400	(a)

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

November 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Paper & Forest Products — continued
Verso Paper Holdings LLC, Senior Subordinated Notes	11.375%	8/1/16	1,230,000	$744,150
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	8.750%	2/1/19	1,240,000	812,200
Total Paper & Forest Products				4,106,710
TOTAL MATERIALS				23,410,945
TELECOMMUNICATION SERVICES — 7.7%
Diversified Telecommunication Services — 4.9%
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	115,000	86,825
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	750,000	766,875	(a)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	1,350,000	1,387,125	(a)
Intelsat Jackson Holdings Ltd., Senior Notes	11.250%	6/15/16	360,000	375,300
Intelsat Jackson Holdings Ltd., Senior Notes	8.500%	11/1/19	370,000	378,325
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	1,050,000	1,002,750	(a)
Intelsat Luxembourg SA, Senior Notes	11.250%	2/4/17	1,450,000	1,337,625
Level 3 Financing Inc., Senior Notes	9.250%	11/1/14	387,000	396,191
Primus Telecommunications Holding Inc., Senior Notes	10.000%	4/15/17	143,863	139,547	(a)
Satmex Escrow SA de CV, Secured Senior Notes	9.500%	5/15/17	600,000	612,000
TW Telecom Holdings Inc., Senior Notes	8.000%	3/1/18	1,035,000	1,091,925
West Corp., Senior Notes	8.625%	10/1/18	950,000	952,375
West Corp., Senior Notes	7.875%	1/15/19	1,120,000	1,125,600
West Corp., Senior Subordinated Notes	11.000%	10/15/16	470,000	497,613
Wind Acquisition Finance SA, Senior Notes	11.750%	7/15/17	600,000	520,500	(a)
Wind Acquisition Finance SA, Senior Secured Notes	7.250%	2/15/18	480,000	420,000	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	695,135	506,566	(a)(d)
Windstream Corp., Senior Notes	7.500%	6/1/22	300,000	287,250	(a)
Windstream Corp., Senior Notes	7.500%	4/1/23	1,170,000	1,105,650
Total Diversified Telecommunication Services				12,990,042
Wireless Telecommunication Services — 2.8%
MetroPCS Wireless Inc., Senior Notes	7.875%	9/1/18	660,000	640,200
MetroPCS Wireless Inc., Senior Notes	6.625%	11/15/20	640,000	560,000
Sprint Capital Corp., Global Notes	6.900%	5/1/19	490,000	380,975
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	350,000	245,875
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	4,415,000	3,454,737
Sprint Nextel Corp., Senior Notes	9.000%	11/15/18	1,100,000	1,111,000	(a)
Syniverse Holdings Inc., Senior Notes	9.125%	1/15/19	930,000	957,900
Total Wireless Telecommunication Services				7,350,687
TOTAL TELECOMMUNICATION SERVICES				20,340,729
UTILITIES — 7.0%
Electric Utilities — 1.5%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	870,000	887,400
Astoria Depositor Corp., Pass-Through Certificates	8.144%	5/1/21	950,000	836,000	(a)
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	112,978	113,261
Reliant Energy Mid-Atlantic Power Holdings LLC, Senior Notes	9.681%	7/2/26	1,560,000	1,528,800
Texas Competitive Electric Holdings Co. LLC/TCEH Finance Inc., Senior Secured Notes	11.500%	10/1/20	770,000	642,950	(a)
Total Electric Utilities				4,008,411
Gas Utilities — 0.3%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	740,000	767,750
Independent Power Producers & Energy Traders — 5.2%
AES Corp., Senior Notes	7.375%	7/1/21	440,000	460,900	(a)
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	650,000	645,125	(a)
Calpine Corp., Senior Secured Notes	7.875%	7/31/20	230,000	239,775	(a)
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	440,000	451,000	(a)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	1,570,000	1,628,875	(a)

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

November 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Independent Power Producers & Energy Traders — continued
Dynegy Inc., Bonds	7.670%	11/8/16	160,000	$96,800	(c)
Edison Mission Energy, Senior Notes	7.625%	5/15/27	545,000	318,825
Energy Future Holdings Corp., Senior Notes	10.875%	11/1/17	3,131,000	2,528,282
Energy Future Holdings Corp., Senior Notes	11.250%	11/1/17	738,281	601,780	(d)
Energy Future Intermediate Holding Co. LLC, Senior Secured Notes	9.750%	10/15/19	270,000	265,950
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	1,009,000	1,044,315
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	660,000	630,300	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	1,930,000	1,930,000	(a)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	2,635,000	2,358,325
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	526,119	551,110
Total Independent Power Producers & Energy Traders				13,751,362
TOTAL UTILITIES				18,527,523
TOTAL CORPORATE BONDS & NOTES (Cost — $232,510,582)				227,829,255
COLLATERALIZED SENIOR LOANS — 2.8%
CONSUMER DISCRETIONARY — 1.5%
Diversified Consumer Services — 0.5%
Realogy Corp., Term Loan	13.500%	10/15/17	1,500,000	1,475,625	(j)
Hotels, Restaurants & Leisure — 0.3%
El Pollo Loco Inc., First Lien Term Loan	9.250%	7/14/17	837,900	754,110	(j)
Media — 0.4%
Newsday LLC, Term Loan B	10.500%	8/1/13	1,000,000	1,033,750	(j)
Specialty Retail — 0.3%
BCBG Maxazria International, Term Loan B	9.870%	5/19/15	807,975	753,942	(j)
TOTAL CONSUMER DISCRETIONARY				4,017,427
INDUSTRIALS — 0.2%
Marine — 0.2%
Trico Shipping AS, Term Loan A	10.000%	5/12/14	220,026	221,125	(i)(j)
Trico Shipping AS, Term Loan B	—	5/12/14	220,026	221,126	(i)(k)
TOTAL INDUSTRIALS				442,251
INFORMATION TECHNOLOGY — 0.2%
IT Services — 0.2%
SRA International Inc., Term Loan B	6.500%	7/20/18	589,714	553,348	(j)
TELECOMMUNICATION SERVICES — 0.7%
Wireless Telecommunication Services — 0.7%
Vodafone Americas Finance 2 Inc., Term Loan A	6.875%	8/11/15	1,808,851	1,808,851	(j)
UTILITIES — 0.2%
Electric Utilities — 0.2%
Texas Competitive Electric Holdings Co. LLC, Term Loan	4.748%	10/10/17	637,541	418,785	(j)
TOTAL COLLATERALIZED SENIOR LOANS (Cost — $7,381,694)				7,240,662
CONVERTIBLE BONDS & NOTES — 0.9%
CONSUMER DISCRETIONARY — 0.4%
Diversified Consumer Services — 0.4%
Realogy Corp., Senior Subordinated Bonds	11.000%	4/15/18	2,000,000	1,180,000	(a)
INDUSTRIALS — 0.4%
Marine — 0.4%
Horizon Lines Inc., Secured Senior Notes	6.000%	4/15/17	910,909	787,936	(e)
Horizon Lines Inc., Secured Senior Notes	6.000%	4/15/17	506,060	204,955	(e)
TOTAL INDUSTRIALS				992,891
MATERIALS — 0.1%
Chemicals — 0.1%
Hercules Inc.	6.500%	6/30/29	250,000	198,750
TOTAL CONVERTIBLE BONDS & NOTES (Cost — $2,894,651)				2,371,641

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

November 30, 2011

SECURITY			SHARES	VALUE
COMMON STOCKS — 2.6%
CONSUMER DISCRETIONARY — 1.6%
Automobiles — 0.0%
General Motors Co.			642	$13,668	*
Media — 1.6%
Charter Communications Inc., Class A Shares			82,229	4,347,447	*
TOTAL CONSUMER DISCRETIONARY				4,361,115
ENERGY — 0.5%
Energy Equipment & Services — 0.5%
KCAD Holdings I Ltd.			129,179,790	1,301,874	*(e)(i)
Oil, Gas & Consumable Fuels — 0.0%
SemGroup Corp., Class A Shares			2,172	61,142	*
TOTAL ENERGY				1,363,016
INDUSTRIALS — 0.5%
Building Products — 0.1%
Ashton Woods USA LLC, Class B Membership			122	102,480	*(e)(i)
Nortek Inc.			1,738	38,236	*
Total Building Products				140,716
Marine — 0.4%
DeepOcean Group Holding AS			58,920	1,031,100	*(e)
Horizon Lines Inc., Class A			253,030	60,727	*
Total Marine				1,091,827
TOTAL INDUSTRIALS				1,232,543
TOTAL COMMON STOCKS (Cost — $4,673,090)				6,956,674

	RATE
CONVERTIBLE PREFERRED STOCKS — 0.1%
FINANCIALS — 0.1%
Diversified Financial Services — 0.1%
Citigroup Inc. (Cost - $497,644)	7.500%		4,200	353,850
PREFERRED STOCKS — 2.0%
FINANCIALS — 1.9%
Consumer Finance — 0.7%
GMAC Capital Trust I	8.125%		100,348	1,906,612	(f)
Diversified Financial Services — 1.2%
Citigroup Capital XII	8.500%		73,700	1,857,240	(f)
Citigroup Capital XIII	7.875%		46,675	1,198,147	(f)
Total Diversified Financial Services				3,055,387
TOTAL FINANCIALS				4,961,999
INDUSTRIALS — 0.1%
Road & Rail — 0.1%
Jack Cooper Holdings Corp.	20.000%		2,487	248,700	(a)(e)(f)
TOTAL PREFERRED STOCKS (Cost — $5,715,009)				5,210,699

		EXPIRATION DATE	NOTIONAL AMOUNT†
PURCHASED OPTIONS — 0.0%
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.HY.17 Index, Put @ $87.00 (Cost - $159,000)		12/21/11	10,600,000	32,184

			WARRANTS
WARRANTS — 0.2%
Buffets Restaurant Holdings		4/28/14	891	9	*(e)(i)
Charter Communications Inc.		11/30/14	1,790	20,871	*(e)
General Motors Co.		7/10/16	14,685	185,765	*
General Motors Co.		7/10/19	14,685	128,347	*
Jack Cooper Holdings Corp.		12/15/17	1,198	74,875	*(e)

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

November 30, 2011

SECURITY	EXPIRATION DATE	WARRANTS	VALUE
WARRANTS — CONTINUED
Jack Cooper Holdings Corp.	5/6/18	558	$34,875	*(e)
Nortek Inc.	12/7/14	3,364	9,083	*(e)(i)
SemGroup Corp.	11/30/14	5,719	41,577	*(i)
TOTAL WARRANTS (Cost — $1,767,375)			495,402
TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $255,599,045)			250,490,367

	RATE	MATURITY DATE	FACE AMOUNT †
SHORT-TERM INVESTMENTS — 0.1%
U.S. Government Agencies — 0.1%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes (Cost - $176,979)	0.100 - 0.120%	1/10/12	177,000	176,979	(l)(m)
TOTAL INVESTMENTS — 95.0% (Cost — $255,776,024#)				250,667,346
Other Assets in Excess of Liabilities — 5.0%				13,294,113
TOTAL NET ASSETS — 100.0%				$263,961,459

†	Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	The maturity principal is currently in default as of November 30, 2011.
(c)	The coupon payment on these securities is currently in default as of November 30, 2011.
(d)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(e)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).
(f)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(g)	Value is less than $1.
(h)	Security has no maturity date. The date shown represents the next call date.
(i)	Illiquid security.
(j)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(k)	All or a portion of this loan is unfunded as of November 30, 2011. The interest rate for fully unfunded term loans is to be determined.
(l)	Rate shown represents yield-to-maturity.
(m)	All or a portion of this security is held at the broker as collateral for open futures contracts.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:
	EUR	- Euro

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE PRICE	NOTIONAL AMOUNT†	VALUE
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.HY.17 Index, Call (Premiums Received — $129,320)	12/21/11	$91.50	10,600,000	$191,135
†		Notional amount denominated in U.S. dollars, unless otherwise noted.

See Notes to Schedule of Investments.

Notes to schedule of investments (unaudited)

1. Organization and significant accounting policies

Western Asset Managed High Income Fund Inc. (the “Fund”) was incorporated in Maryland on December 24, 1992 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is high current income. Capital appreciation is a secondary objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation.  The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•                  Level 1—quoted prices in active markets for identical investments

•                  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$224,378,278	$3,450,977	$227,829,255
Collateralized senior loans	—	7,240,662	—	7,240,662
Convertible bonds & notes	—	1,378,750	992,891	2,371,641
Common stocks:
Consumer discretionary	$4,361,115	—	—	4,361,115
Energy	61,142	—	1,301,874	1,363,016
Industrials	98,963	—	1,133,580	1,232,543
Convertible preferred stocks	353,850	—	—	353,850
Preferred stocks	4,961,999	—	248,700	5,210,699
Purchased options	—	32,184	—	32,184
Warrants	314,112	41,577	139,713	495,402
Total long-term investments	$10,151,181	$233,071,451	$7,267,735	$250,490,367
Short-term investments†	—	176,979	—	176,979
Total investments	$10,151,181	$233,248,430	$7,267,735	$250,667,346
Other financial instruments:
Futures contracts	$10,636	—	—	$10,636
Forward currency contracts	—	$103,325	—	103,325
Total other financial instruments	$10,636	$103,325	—	$113,961
Total	$10,161,817	$233,351,755	$7,267,735	$250,781,307

Notes to schedule of investments (unaudited) (continued)

LIABILITIES

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Written options	—	$191,135	—	$191,135

†See Schedule of Investments for additional detailed categorizations.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

			Common Stocks
	Corporate Bonds	Convertible
INVESTMENTS IN SECURITIES	& Notes	Bonds & Notes	Energy	Industrials	Preferred Stocks	Warrants	TOTAL
Balance as of February 28, 2011	$1,245,920	$2,040,000	—	$54,906	—	$79,149	$3,419,975
Accrued premiums/discounts	2,802	36,331	—	—	—	—	39,133
Realized gain (loss)	(425,000)	—	—	—	—	—	(425,000)
Change in unrealized appreciation (depreciation) (1)	8,995	(1,368,350)	$165,092	(296,966)	$30,491	9,186	(1,451,552)
Purchases	2,618,260	1,464,910	1,136,782	1,375,640	218,209	30,507	6,844,308
Sales	(0)	—	—	—	—	—	—
Transfers into Level 3 (2)	—	—	—	—	—	20,871	20,871
Transfers out of Level 3 (3)	—	(1,180,000)	—	—	—	—	(1,180,000)
Balance as of November 30, 2011	$3,450,977	$992,891	$1,301,874	$1,133,580	$248,700	$139,713	$7,267,735
Net change in unrealized appreciation (depreciation) for investments in securities still held at November 30, 2011 (1)	$(416,004)	$(475,840)	$165,092	$(296,966)	$30,491	$9,186	$(984,041)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

(1) Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(2) Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

(3) Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction.

Notes to schedule of investments (unaudited) (continued)

However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes.  A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

(f) Swap agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

Notes to schedule of investments (unaudited) (continued)

Credit default swaps

The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(g) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(h) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Notes to schedule of investments (unaudited) (continued)

(i) Credit and market risk.  The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(j) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(k) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features.  The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time.  If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of November 30, 2011, the Fund held written options with credit related contingent features which had a liability position of $191,135. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(l) Security transactions.  Security transactions are accounted for on a trade date basis.

2.  Investments

At November 30, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$11,525,750
Gross unrealized depreciation	(16,634,428)
Net unrealized depreciation	$(5,108,678)

At November 30, 2011, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN
Contracts to Sell:
U.S. Treasury 5-Year Notes	100	3/12	$12,274,698	$12,264,062	$10,636

During the period ended November 30, 2011, written option transactions for the Fund were as follows:

	Notional Amount	Premiums
Written options, outstanding as of February 28, 2011	—	—
Options written	$127,300,000	$2,098,778
Options closed	(14,000,000)	(416,610)
Options expired	(102,700,000)	(1,552,848)
Written options, outstanding as of November 30, 2011	$10,600,000	$129,320

At November 30, 2011, the Fund had the following open forward foreign currency contracts:

Notes to schedule of investments (unaudited) (continued)

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN
Contracts to Sell:
Euro	Citibank, N.A.	2,473,143	$3,325,628	2/16/12	$94,172
Euro	Royal Bank of Scotland PLC	265,481	356,992	2/16/12	9,153
Net unrealized gain on open forward foreign currency contracts					$103,325

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at November 30, 2011.

			Futures Contracts	Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Purchased Options, at Value	Written Options, at Value	Unrealized Appreciation	Unrealized Appreciation	Total
Interest Rate Contracts	—	—	$10,636	—	$10,636
Foreign Exchange Contracts	—	—	—	$103,325	103,325
Credit Contracts	$32,184	$(191,135)	—	—	(158,951)
Total	$32,184	$(191,135)	$10,636	$103,325	$(44,990)

During the period ended November 30, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$126,665
Written options	545,283
Futures contracts (to buy) †	932,578
Futures contracts (to sell)	12,022,578
Forward foreign currency contracts (to buy) †	418,303
Forward foreign currency contracts (to sell)	2,252,073

†At November 30, 2011, there were no open positions held in this derivative.

4. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Fund’s financial statements and related disclosures.

ITEM 2.                                                   CONTROLS AND PROCEDURES.

(a)                                The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                               There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.                                                   EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Managed High Income Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date: January 25, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date: January 25, 2012

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date: January 25, 2012